Exhibit 10.4

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

by and among

DITECH HOLDING CORPORATION (f/k/a WALTER INVESTMENT MANAGEMENT CORP.)

and

the Holders party hereto

Dated as of February 9, 2018

This Registration Rights Agreement (this “Agreement”) is made and entered into as of February 9, 2018, by and among Ditech Holding Corporation (f/k/a Walter Investment Management Corp.), a Maryland corporation (the “Company”), the investors identified on Schedule I hereto (and any of their Affiliates) or signatory hereto (collectively, the “Initial Holders”), and any Permitted Transferee (as defined below) who hereafter becomes a party to this Agreement as contemplated in Section 7(b) hereof and, subject to Section 7(n), each other Registration Rights Party (each such party who holds Registrable Securities (as defined below), a “Holder” and, collectively, the “Holders”).

On November 30, 2017, the Company filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) initiating a case under chapter 11 of the Bankruptcy Code (the “Chapter 11 Case”). On November 30, 2017, the Company filed with the Bankruptcy Court a Prepackaged Chapter 11 Plan of Reorganization of the Company and the Affiliate Co-Plan Proponents (as may be further amended, supplemented or otherwise modified, the “Prepackaged Plan”), and the related Disclosure Statement for the Prepackaged Plan.

Pursuant to the Prepackaged Plan, and in relation to the Company’s emergence from the Chapter 11 Case as set forth in the Prepackaged Plan (the “Effective Date”), the Company will issue (i) shares of the Company’s common stock, par value $0.01 per share (“New Common Stock”), (ii) shares of preferred stock with a per share face amount of $1,000 (the “Mandatorily Convertible Preferred Stock”) and (ii) warrants entitling the holders thereof to purchase New Common Stock (“Warrants”).

This Agreement is made for the benefit of the Holders. In connection with the Prepackaged Plan, the Company has agreed to provide the registration rights set forth in this Agreement.

The parties hereby agree as follows:

Section 1. Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act, as such definition may be amended from time to time.

“Business Day” means any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed. If the time to perform any action hereunder falls on a day that is not a Business Day, such time will be extended to the next Business Day.

“Closing Price” means the closing price of a share of Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are listed or admitted for trading or, if no such closing price on such date is reported, the average of the closing bid and asked prices on such date, as so reported; or (ii) if not then listed or admitted to trading on any securities exchange but designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of a share of Common Stock on such date; or (iii) if the Common Stock is not so designated, the average of the reported closing bid and asked prices of a share of Common Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Company; or (iv) if not so reported and shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System, the average of the reported closing bid and asked prices of a share of Common Stock on such date in the over-the-counter market or comparable system as shown by a system of automated dissemination of quotations of securities prices then in common use comparable to the National Association of Securities Dealers, Inc. Automated Quotations System.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Indemnified Holder” has the meaning set forth in Section 6(a) hereof.

“Initiating Holder” shall mean any Holder that, together with its Affiliates, beneficially owns at least 10% of the outstanding shares of New Common Stock (on a fully diluted basis assuming the conversion of all Mandatorily Convertible Preferred Stock) as of the Effective Date, for so long as such Holder continues to beneficially own at least 10% of the aggregate outstanding shares of New Common Stock (on a fully diluted basis assuming the conversion of all Mandatorily Convertible Preferred Stock).

“Majority Holders” means, with respect to any Underwritten Offering, the holders of a majority of the Registrable Securities (on a fully diluted basis assuming the conversion of all Mandatorily Convertible Preferred Stock) to be included in such Underwritten Offering held by all Holders that have made the request requiring the Company to conduct such Underwritten Offering (but not including any Holders that have exercised “piggyback” rights hereunder to be included in such Underwritten Offering).

“Permitted Transferee” means any transferee of Registrable Securities in a transaction not involving a public offering of a Holder to an Affiliate of such Holder or any fund, account or investment vehicle controlled, managed, advised or sub-advised by a Holder, an Affiliate of such Holder or the same investment manager, advisor or subadvisor of such Holder or an Affiliate of such investment manager, advisor or subadvisor; provided that such transferee agrees in writing to become a party to this Agreement.

“Person” means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

“Registrable Securities” means (i) shares of Mandatorily Convertible Preferred Stock issued to the Initial Holders and shares of New Common Stock issuable upon conversion of Mandatorily Convertible Preferred Stock issued to the Initial Holders by the Company on the Effective Date, (ii) Warrants issued and shares of New Common Stock issuable upon exercise of Warrants issued to the Initial Holders by the Company on the Effective Date, or (iii) shares of New Common Stock issued to the Initial Holders, in each case held by Holders from time to time following the consummation of the Prepackaged Plan. Registrable Securities include any shares of capital stock, warrants or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred or otherwise disposed of in accordance with such Registration Statement; (b) such securities shall have ceased to be outstanding; or (c) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) without restriction as to manner of sale or amount.

“Registration Rights Parties” means (i) each Person identified on Schedule I hereto (and any of its Affiliates) or signatory hereto, (ii) each Person who becomes a party hereto as contemplated by Section 7(b) hereof, and (iii) each other Person who beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) 10% or more of the New Common Stock or otherwise was an affiliate of the Company as of the Effective Date.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act for a public offering and sale of Registrable Securities (other than a registration statement on Form S-4 or Form S-8 (or any successor or substantially similar form)), or in connection with (i) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan).

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Stockholder Questionnaire” means a questionnaire reasonably adopted by the Company from time to time.

“Underwritten Offering” means an offering of Registrable Securities under a Registration Statement in which the Registrable Securities are sold to an underwriter for reoffering to the public.

Section 2. Initial Shelf and Demand Registration.

(a) Initial Shelf Registration. Following a request (the “Shelf Request”) by Holders for the inclusion in the Initial Shelf Registration Statement (as defined below) of Registrable Securities constituting at least forty percent (40%) of all Registrable Securities (on a fully diluted basis assuming the conversion of all Mandatorily Convertible Preferred Stock), and such Holders otherwise timely comply with the requirements of this Agreement with respect to the inclusion of such Registrable Securities in the Initial Shelf Registration Statement (and have not by the 45th day after the date on which the Shelf Request was made revoked such request by written notice to the Company), the Company shall prepare a Shelf Registration Statement (as may be amended from time to time, the “Initial Shelf Registration Statement”), and shall include in the Initial Shelf Registration Statement the Registrable Securities of each Holder who shall request inclusion therein (subject to such Holder providing a Selling Stockholder Questionnaire at least three (3) business days prior to the required filing date) of some or all of their Registrable Securities by checking the appropriate box on the signature page of such Holder hereto or by written notice to the Company no later than 30 days after the date on which the Shelf Request was made. The Company shall file the Initial Shelf Registration Statement with the Commission on or prior to the 60th day following the date on which the Shelf Request was made, subject to postponement or blackout pursuant to a Valid Business Reason (as defined below) and in no event prior to the seventh business day after the Company has filed an Annual Report on Form 10-K under the Exchange Act for the year ended December 31, 2017 (the “2017 Form 10-K”).

(i) The Company shall include in the Initial Shelf Registration Statement all Registrable Securities whose inclusion has been timely requested as aforesaid; provided, however, that the Company shall not be required to include an amount of Registrable Securities in excess of the amount as may be permitted to be included in such Registration Statement under the rules and regulations of the Commission and the applicable interpretations thereof by the staff of the Commission.

(ii) Upon the request of any Holder whose Registrable Securities are not included in the Initial Shelf Registration Statement (subject to such Holder providing a Selling Stockholder Questionnaire at least three (3) business days prior to the required filing date), the Company shall amend the Initial Shelf Registration Statement to include the Registrable Securities of such Holder; provided that the Company shall not be required to amend the Initial Shelf Registration Statement more than once every fiscal quarter of the Company.

(iii) Within ten (10) days after receiving a request pursuant to Section 2(a)(ii), the Company shall give written notice of such request to all other Holders of Registrable Securities and shall include in such amendment all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the Company’s giving of such notice, provided that such Registrable Securities are not already covered by an existing and effective Registration Statement that may be utilized for the offer and sale of the Registrable Securities requested to be registered in the manner so requested.

(iv) The Initial Shelf Registration Statement shall be on Form S-1; provided, however, that, if the Company becomes eligible to register the Registrable Securities for resale by the Holders on Form S-3 (including without limitation a Form S-3 filed as an Automatic Shelf Registration Statement), the Company shall be entitled to amend the Initial Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a Shelf Registration Statement on Form S-3 in substitution of the Initial Shelf Registration Statement as initially filed.

(v) The Company shall use its commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable, so long as, prior to the Company’s request for effectiveness, the Initial Shelf Registration Statement reflects or has been amended to reflect post-Effective Date fresh-start accounting, and shall use its commercially reasonable efforts to keep such Initial Shelf Registration Statement continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission (subject to postponement or blackout pursuant to a Valid Business Reason), until the earlier of (i) three (3) years following the Effective Date of such Shelf Registration Statement and (ii) the date that all Registrable Securities covered by the Initial Shelf Registration Statement shall cease to be Registrable Securities (such earlier date, the “Initial Shelf Expiration Date”). In the event of any stop order, injunction or other similar order or requirement of the Commission relating to the Initial Shelf Registration Statement, if any Registrable Securities covered by the Initial Shelf Registration Statement remain unsold, the period during which the Initial Shelf Registration Statement shall be required to remain effective will be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect.

A. After (i) the Effective Date of the Initial Shelf Registration Statement and prior to the Initial Shelf Expiration Date and (ii) for so long as any Registrable Securities remain outstanding, the Company shall use its commercially reasonable efforts to (A) ensure that it will be eligible to register the Registrable Securities on Form S-3 after the Initial Shelf Expiration Date, and (B) meet the requirements of General Instruction VII of Form S-1 after the Initial Shelf Expiration Date.

B. After the Initial Shelf Expiration Date and for so long as any Registrable Securities remain outstanding, the Company shall use its commercially reasonable efforts to (A) be eligible and/or to maintain its eligibility to register the Registrable Securities on Form S-3, and (B) meet the requirements of General Instruction VII of Form S-1.

C. After the Initial Shelf Expiration Date and for so long as any Registrable Securities remain outstanding, if there is not an effective Registration Statement which includes the Registrable Securities that are currently outstanding, the Company shall (i) if the Company is eligible to register the Registrable Securities on Form S-3, promptly file a Shelf Registration Statement on Form S-3 and use its commercially reasonable efforts to cause such Registration Statement to be declared effective or (ii) promptly file a Shelf Registration Statement on Form S-1 and use its commercially reasonable efforts to cause such Registration Statement to be declared effective and for so long as any Registrable Securities covered by such Shelf Registration on Form S-1 remain unsold, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (x) such Shelf Registration shall not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (y) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Company’s rights under Section 4(b)(i) of this Agreement.

(vi) If the Initial Shelf Registration Statement is on Form S-1, then for so long as any Registrable Securities covered by the Initial Shelf Registration Statement remain unsold, the Company will file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (i) the Initial Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Company’s rights under Section 4(b)(i) of this Agreement.

(vii) Upon the demand of one or more Holders, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering (each, an “Underwritten Takedown”), in the manner and subject to the conditions described in Section 2(f) of this Agreement, provided that (i) the number of securities included in such “takedown” shall equal at least twenty-five percent (25%) of all Registrable Securities at such time (assuming the conversion of all Mandatorily Convertible Preferred Stock) or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate gross offering price (before deducting underwriting discounts and commission) of at least $25,000,000.

(b) Request for Demand Registration. At any time and from time to time, following the Effective Date, any of the Initiating Holders may make a written request to the Company to register, and the Company shall register on a Registration Statement, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8, or with respect to shares issued in an acquisition or any debt securities), in accordance with the terms of this Agreement (a “Demand Registration”), the number of Registrable Securities stated in such request (subject to such Holder providing a Selling Stockholder Questionnaire at least three (3) business days prior to the required filing date); provided, however, that the Company shall not be obligated to effect (i) more than three (3) such Demand Registrations, provided, however, that a Demand Registration shall not be considered made for purposes of this clause (i) unless the requested Registration Statement has been declared effective by the Commission for more than 75% of the full amount of Registrable Securities for which registration has been requested, (ii) a Demand Registration if the Initiating Holders propose to sell Registrable Securities in such Demand Registration at an anticipated aggregate gross offering price (before deducting underwriting discounts and commissions) (calculated based upon the trading price of the Registrable Securities on the date on which the Company receives the written request for such Demand Registration) to the public of less than $25,000,000 unless such Demand Registration includes all of the then-outstanding Registrable Securities or (iii) any such Demand Registration within ninety (90) days of the effective date of a prior Registration Statement for an offering of Common Stock (or such shorter period as the Company may determine in its sole discretion) after the effective date of any other Registration Statement of the Company (other than a Registration Statement on Form S-4 or S-8, or with respect to shares issued in an acquisition or any debt securities). In addition, if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material or potentially material financing, acquisition, corporate reorganization or merger or other transaction involving the Company, including negotiations related thereto, or require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company or otherwise make it undesirable for the Company to complete any shelf registration statement required hereby or a Demand Registration at that time (a “Valid Business Reason”), (x) the Company may postpone filing a Registration Statement (but not the preparation of the Registration Statement) relating to any shelf registration required hereby or a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days after the date when the Demand Registration was requested or, if later, after the occurrence of the Valid Business Reason and (y) in case a Registration Statement has been filed relating to any shelf registration statement required hereby or a Demand Registration, the Company may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more than one 90-day period has passed since such postponement, the Initiating Holders may request a new shelf registration or Demand Registration (which request shall not be counted as an additional Demand Registration for purposes of clause (i) above) or request the prompt amendment or supplement of such Registration Statement). The Company shall give written notice to all Holders participating in the relevant Registration Statement of its determination to postpone filing, amending or supplementing a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing, amendment or supplement under this Section 2(b) due to a Valid Business Reason for more than one hundred twenty (120) days in the aggregate in any twelve month period. Each request for a Demand Registration by the Initiating Holders shall state the type and amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

(c) Demand Registration Underwritten Offering. If the Initiating Holders so elect, the Company shall use its commercially reasonable efforts to cause the offering made pursuant to such Demand Registration pursuant to Section 2(b) to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 2(f)(iv) hereof.

(d) Incidental or “Piggy-Back” Rights with Respect to a Demand Registration. Any Holder which has not requested a registration under Section 2(b) hereof may, pursuant to this Section 2(d), offer its Registrable Securities under any Demand Registration. The Company may also offer its Common Stock under any Demand Registration. The Company shall (i) as promptly as practicable, give written notice thereof to all of the Holders (other than the Initiating Holders), which notice shall specify the type and number of Registrable Securities subject to the request for Demand Registration, the names of the Initiating Holders and the intended method of disposition of such Registrable Securities, and (ii) subject to Section 2(f)(ii) hereof, include in the Registration Statement filed pursuant to the Demand Registration all of the Registrable Securities held by such Holders from whom the Company has received a written request for inclusion therein within ten days of the date on which the Company sent the written notice referred to in clause (i) above. Each such request by such Holders shall specify the type and number of Registrable Securities proposed to be registered. The failure of any Holder to respond within such ten-day period referred to in clause (ii) above shall be deemed to be a waiver of such Holder’s rights under this Section 2(d) with respect to such Demand Registration. Any Holder may waive its rights under this Section 2(d) by giving written notice to the Company.

(e) Effective Demand Registration. Subject to Section 2(b), the Company shall use its commercially reasonable efforts to (i) file a Registration Statement relating to the Demand Registration as promptly as practicable thereafter and in any event, no later than sixty (60) days after it receives a request under Section 2(b) hereof (provided that the Company shall not be required to file a Registration Statement prior to the filing of the 2017 Form 10-K), (ii) cause such Registration Statement to become effective as promptly as practicable thereafter, so long as, prior to the Company’s request for effectiveness, the Registration Statement reflects or has been amended to reflect post-Effective Date fresh-start accounting, and (iii) cause such Registration Statement to remain continuously effective (subject to postponement or blackout pursuant to a Valid Business Reason) for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold or (ii) one hundred twenty (120) days.

(f) Underwriting Procedures. The following procedures shall govern Underwritten Offerings pursuant to Section 2(a)(vii) or Section 2(c), whether in the case of an Underwritten Takedown or otherwise.

(i) None of the Registrable Securities held by any Holder making a request for inclusion of such Registrable Securities pursuant to Section 2(a)(vii) or 2(c) hereof shall be included in such underwritten offering unless such Holder (i) accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter (including, without limitation, offering price, underwriting commissions or discounts and lockup agreement terms), and then only in such quantity as set forth below and (ii) completes and executes a Selling Stockholder Questionnaire and all customary reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements; provided, that no Holder of Registrable Securities included in an Underwritten Offering shall be required to make any representations or warranties to the Company (other than representations and warranties regarding (A) such Holder’s ownership of its Registrable Securities to be sold or transferred, (B) such Holder’s power and authority to effect such transfer and (C) such matters pertaining to compliance with securities laws as may be reasonably requested).

(ii) If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the Registrable Securities in such offering, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities of the Company to be included by any Person other than a Holder or the Company; second, the Company shall reduce or eliminate any securities of the Company to be included by the Company; and third, the Company shall reduce the number of Registrable Securities to be included by Holders on a pro rata basis based on the total number of Registrable Securities requested by the Holders to be included in the Underwritten Offering.

(iii) Within ten (10) days after receiving a request for an Underwritten Offering constituting a “takedown” from a Shelf Registration Statement, the Company shall give written notice of such request to all other Holders, and subject to the provisions of Section 2(f)(ii) hereof, include in such Underwritten Offering all such Registrable Securities with respect to which the

Company has received written requests for inclusion therein within ten (10) days after the Company’s giving of such notice; provided, however, that such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be registered.

(iv) (A) The Majority Holders shall select one or more investment banking firm(s) of national standing to be the managing underwriter or underwriters for any Underwritten Offering pursuant to a Demand Registration or an Underwritten Takedown with the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed and (B) the Company shall select one or more investment banking firms of national standing to be the managing underwriter or underwriters for any other Underwritten Offering with the consent of the Majority Holders, which consent shall not be unreasonably withheld, conditioned or delayed.

(g) Withdrawal. The Initiating Holders shall be entitled to withdraw or revoke a request for a Demand Registration without the prior written consent of the Company if (i) such withdrawal or revocation is as a result of facts or circumstances arising after the date on which a request for a Demand Registration was made and the Initiating Holders reasonably determine that participation in such registration would have a material adverse effect on the Initiating Holders, (ii) the Closing Price is more than twenty percent lower than the Closing Price on the date the Initiating Holders requested such Demand Registration or (iii) the Initiating Holders agree to pay all fees and expenses incurred by the Company in connection with such withdrawn registration (each, a “Permitted Withdrawal”). If a Permitted Withdrawal occurs under clause (i) above, the related Demand Registration shall be counted as a Demand Registration for purposes of Section 2(b) hereof, and if a Permitted Withdrawal occurs under clauses (ii) or (iii) above, the related Demand Registration shall not be counted as a Demand Registration for purposes of Section 2(b) hereof. Any Permitted Withdrawal shall constitute and effect an automatic withdrawal by all Initiating Holders and any other Holder participating in such Demand Registration pursuant to the provisions of Section 2(d) hereof.

Section 3. Incidental or “Piggy-Back” Registration

(a) Request for Incidental or “Piggy-Back” Registration. At any time after the Effective Date, if the Company proposes to (i) file a Registration Statement with respect to an offering of Common Stock by the Company for its own account (other than a Registration Statement on Form S-4 or S-8, or with respect to shares issued in an acquisition or any debt securities or a registration statement on Form S-1 or Form S-3 covering solely an employee benefit or dividend reinvestment plan) or for the account of any stockholder of the Company other than Holders pursuant to Section 2 hereof or (ii) conduct an underwritten offering constituting a “takedown” of a class of Mandatorily Convertible Preferred Stock or New Common Stock or any securities convertible or exercisable into New

Common Stock registered under a shelf registration statement previously filed by the Company, then the Company shall give written notice of such proposed filing to each of the Holders at least ten days before the anticipated filing date, which notice shall describe the proposed registration and distribution and offer such Holders the opportunity to register the number of Registrable Securities that each such Holder may request (an “Incidental Registration”). The Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the “Company Underwriter”) to permit each Holder who has requested in writing to participate in the Incidental Registration pursuant to this Section 3(a) to include the number of such Holder’s Registrable Securities indicated by such Holder in such offering on the same terms and conditions as the Common Stock of the Company or the account of such other stockholder, as the case may be, included therein. Any withdrawal of the Registration Statement by the Company for any reason shall constitute and effect an automatic withdrawal of any Incidental Registration related thereto. In connection with any Incidental Registration under this Section 3(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter (including, without limitation, offering price, underwriting commissions or discounts and lock-up agreement terms), and then only in such quantity as set forth below. If the Company Underwriter determines that the aggregate amount of the securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the securities in such offering, then

(i) if such offering an underwritten primary offering by the Company for its own account, the Company will include in such offering: (A) first, all securities to be offered by the Company; (B) second, up to the full amount of securities requested to be included in such offering by the Holders; and (C) third, up to the full amount of securities requested to be included in such offering by all other stockholders;

(ii) if such offering is an underwritten secondary offering for the account of other stockholders exercising “demand” rights (including pursuant to a Demand Registration), the Company will include in such registration: (A) first, all securities of the other stockholders exercising “demand” rights (including pursuant to a Demand Registration) requested to be included therein; (B) second, up to the full amount of securities requested to be included in such offering by the Holders entitled to participate therein, allocated pro rata among such Holders on the basis of the amount of securities requested to be included therein by each such Holder; (C) third, up to the full amount of securities proposed to be included in the registration by the Company; and (D) fourth, up to the full amount of securities requested to be included in such offering by the other stockholders entitled to participate therein, allocated pro rata among such other stockholders on the basis of the amount of securities requested to be included therein by each such other stockholders;

such that, in each case, the total amount of securities to be included in such offering is the full amount that, in the view of such Company Underwriter, can be sold without materially adversely affecting the success of such offering.

For purposes of clarity and the avoidance of doubt, in the event of a Company initiated Incidental Registration or other Registration Statement initiated by the Company, the Company shall at all times have the right (but not the obligation) to include all of its securities before any other stockholder, including any Holder, may include any of its securities. The Company shall have the right to terminate or withdraw any Incidental Registration prior to effectiveness, whether or not any Holder has elected to include Registrable Securities in such Incidental Registration.

Section 4. Registration Procedures.

(a) In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Company shall:

(i) use commercially reasonable efforts to keep such Registration Statement continuously effective during the period required by this Agreement and provide all requisite financial statements for such period; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Company shall as promptly as reasonably practicable file an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, if Commission review is required, shall use commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii) use commercially reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective time for the period required by this Agreement; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with any applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period required by this Agreement in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) advise each Holder whose Registrable Securities have been included in a Registration Statement, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv) furnish without charge, upon request, to each selling Holder named in a Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of the Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement to the extent not then available via the Commission’s EDGAR system, but only to the extent they expressly relate to any offering to be effected thereunder), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least three Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference, but only to the extent they expressly relate to any offering to be effected thereunder) to which a Holder of Registrable Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within three Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of a Holder or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission. Notwithstanding the foregoing, the Company shall not be required to take, or refrain from taking, any actions under this clause (iv) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

(v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus (but only to the extent such incorporated document expressly relates to any offering to be effected thereunder) in connection with such registration or sale, if any, provide copies of such document to each selling Holder named in the Registration Statement in connection with such registration or sale, if any, and to the underwriter(s), if any, make the Company’s representatives available for discussion of such document and other customary due diligence matters subject to execution and delivery of customary confidentiality agreements, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request to correct any material misstatement or omission contained therein or omitted therefrom or in order to comply with the applicable requirements of the Securities Act or the rules and regulations promulgated thereunder;

(vi) make available at reasonable times for inspection by the selling Holders, the underwriter(s), if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the underwriter(s), if any; provided that any Holder, underwriter or representative of any Holder or underwriter requesting or receiving such information shall agree to be bound by reasonable confidentiality agreements and procedures with respect thereto;

(vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein to correct any material misstatement or omission contained therein or omitted therefrom or in order to comply with the applicable requirements of the Securities Act or the rules and regulations promulgated thereunder, including, without limitation, information relating to the “Plan of Distribution” of the Registrable Securities, information with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(viii) upon request, furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules (without all documents incorporated by reference therein or exhibits thereto, unless requested);

(ix) upon request, deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; provided, that if no Registration Statement is effective or no Prospectus is usable, the Company shall deliver to each selling Holder a notice to that effect in response to such request; the Company hereby consents to the use (in accordance with law and this Agreement) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

(x) upon the reasonable request of such Holder, use commercially reasonable efforts to enter into such agreements (including an underwriting agreement containing customary terms), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities pursuant to a Registration Statement contemplated by this Agreement, all to such extent as may be customarily and reasonably requested by any Holder of Registrable Securities or underwriter in connection with any sale or resale pursuant to a Registration Statement contemplated by this Agreement, including customary 180-day lock-up provisions (or such shorter period as agreed with the underwriter(s)); and whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, the Company shall use its commercially reasonable best efforts to:

(A) furnish to each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Registration Statement:

(1) an opinion and 10b-5 letter in customary form of counsel for the Company, covering the matters customarily covered in opinions and 10b-5 letters requested in similar underwritten offerings and such other matters as such parties may reasonably request; and

(2) obtain a customary comfort letter, dated the date of the underwriting agreement and another dated the date of the closing under the underwriting agreement, from the Company’s independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings;

(B) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

(xi) prior to any public offering of Registrable Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the state securities or blue sky laws of such jurisdictions within the United States of America as the selling Holders or underwriter(s), if any, may reasonably request and do such other acts or things reasonably necessary or advisable to permit the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement in a manner that is in compliance with the applicable laws of such jurisdiction provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (xi), (B) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of any such jurisdiction, (C) subject itself to taxation in any such jurisdiction or (D) consent to general service of process in any such jurisdiction;

(xii) if any fact or event contemplated by Section 4(a)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading;

(xiii) cause its executive officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including participation in “road shows” in a customary manner) taking into account the Company’s business needs;

(xiv) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of FINRA; and

(xv) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) for the twelve-month period commencing after the effective date of the Registration Statement.

(b) Restrictions on Holders.

(i) Subject to the provisions of this Section 4(b), following the effectiveness of a Registration Statement, the Company may direct the Holders, in accordance with Section 4(b)(ii), to suspend sales of Registrable Securities pursuant to such Registration Statement and the use of any Prospectus or preliminary Prospectus contained therein for such times as the Company reasonably may determine are necessary and advisable (but in no event, (A) in the case of clause (1) below, for more than 60 consecutive days and (B) in the case of clauses (1), (2) and (3) below, for more than an aggregate of one hundred twenty (120) days in any consecutive 12-month period commencing on the date hereof or more than ninety (90) days in any consecutive 120-day period, except, in the case of clause (B), as a result of a review of any post-effective amendment by the Commission prior to declaring any post-effective amendment to the Registration Statement effective, provided that the Company has used its commercially reasonable efforts to cause such post-effective amendment to be declared effective), if any of the following events shall occur: (1) the representative of the underwriters of an underwritten offering of Common Stock has advised the Company that the sale of Registrable Securities pursuant to such Registration Statement would have a material adverse effect on such underwritten offering; (2) the majority of the Company’s board of directors shall have determined in good faith that (a) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any material or potentially material financing, acquisition, corporate reorganization or merger or other transaction involving the Company, including negotiations related thereto, (b) upon the advice of counsel, the sale of Registrable Securities pursuant to such Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable laws or (c) (i) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (ii) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction or (iii) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (3) the majority of the Company’s board of directors shall have determined in good faith that it is required by law, rule or regulation or Commission-published release or interpretation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement, including for the purpose of (a) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act, (b) reflecting in the Prospectus any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein, or (c) including in the Prospectus any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of Registrable Securities as soon as possible.

(ii) Each Holder agrees that, upon receipt of the notice referred to in Section 4(a)(iii)(C), any notice from the Company of the existence of any fact of the kind described in Section 4(a)(iii)(D) hereof or a notice from the Company of any of the events set forth in Section 4(b)(i) (in each case, a “Suspension Notice”), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until (A) such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(a)(xii) hereof, or (B) it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Each Holder receiving a Suspension Notice hereby agrees that it will either (1) destroy any Prospectuses, other than permanent file copies, then in such Holder’s possession that have been replaced by the Company with more recently dated Prospectuses, or (2) deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such notice.

(iii) In addition, at least ten (10) business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder, including any update to or confirmation of the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five (5) business days prior to the applicable anticipated filing date; and provided further that any Registrable Securities of a Holder shall not be included in meeting any demand threshold set forth in this Agreement if it has not promptly provided a Selling Stockholder Questionnaire, or updates thereto, as reasonably requested by the Company. Each Holder further agrees that it shall not be entitled to be named as a selling security-holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence and, if an Underwritten Offering, entered into an underwriting agreement with the underwriters and a lock-up letter in accordance with Section 2(f) and Section 4(a), as applicable. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 4 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

Section 5. Registration Expenses. Except as provided in Section 2(g) hereof, all expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Holder with FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all fees and disbursements of counsel for the Company and reasonable and documented fees and disbursements for one counsel for all of the Holders of Registrable Securities; and (iv) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance). The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any transfer taxes relating to the registration or sale of the Registrable Securities, which shall be paid by the Holders.

The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

Section 6. Indemnification.

(a) The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, members, investment managers, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable out-of-pocket costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein or out of sales of Registrable Securities made during a suspension period after notice is given pursuant to Section 4(b) hereof. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company in writing; provided, however, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement except to the extent that it had been materially prejudiced by such failure (through forfeiture of substantive rights). The Company may assume the defense of such action or proceeding at its own expense, with counsel reasonably satisfactory to such Indemnified Holder, unless such assumption would be inappropriate due to actual or potential differing or conflicting interests between the Company and the Indemnified Holder. In any such proceeding so assumed by the Company, any Indemnified Holder shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the Company and the

Indemnified Holder shall have mutually agreed to the retention of such counsel, (ii) representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them or (iii) the Company does not assume the defense of such action or proceeding. The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company shall be liable for any settlement of any such action or proceeding effected with the Company’s prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or reasonable out-of-pocket expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding and (ii) does not include a statement as to an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Holder.

(b) Each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the directors and officers of the Company who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such Person, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by or on behalf of such Holder expressly for use in a Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling Person or its respective officers, directors, partners, employees, representatives and agents in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given the Company, and the Company, its directors and officers, such controlling person and its respective officers, directors, partners, employees, representatives and agents shall have the rights and duties given to each Holder by the preceding paragraph. Notwithstanding the provisions of this Section 6, the total amount to be paid by a Holder pursuant to this Section 6(b) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in the offering to which such Registration Statement or prospectus relates.

(c) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, the total amount to be contributed by a Holder pursuant to this Section 6 shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in the offering to which such Registration Statement or prospectus relates. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 6(c) are several in proportion to the respective number of Registrable Securities held by each of the Holders hereunder and not joint.

Section 7. Miscellaneous.

(a) Remedies. The Company hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) Assignment; No Third Party Beneficiaries; Additional Parties. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities by any such Holder to a Permitted Transferee. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in this Section 7(b).

(c) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) the Company has obtained the written consent of Holders of a majority of the outstanding Registrable Securities (excluding any Registrable Securities held by the Company or its subsidiaries) and (ii) the Company has provided its consent to such amendment, modification, supplement, waiver, consent or departure; provided, however, that any party may give a waiver as to itself in writing, provided, further, however, that, with respect to any matter that directly or indirectly affects the rights of any Holder hereunder, the Company shall obtain the written consent of each such Holder with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, e-mail or air courier guaranteeing overnight delivery:

(i)	if to a Holder, at the address set forth on the signature page hereto; and

(ii)	if to the Company:

c/o Walter Investment Management Corp.

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

Fax No.: (813) 281-5635

Attention: General Counsel

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied or sent by e-mail; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Registrable Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign is a Permitted Transferee of such Holder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(l) Use of Free Writing Prospectus. No Holder shall use a free writing prospectus prepared by or on behalf of the relevant Holder or used or referred to by such Holder in connection with the offering of Registrable Securities pursuant to the Registration Statement without the prior written consent of the Company, which shall not be unreasonably withheld.

(m) Rules 144 and 144A. The Company shall make publicly available such information required by Rule 144(c) and Rule 144A(d)(4) for so long as necessary to permit sales pursuant to Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC (which replaces Rule 144 or Rule 144A), to enable such Holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the Securities Act, as such rules may be amended or replaced from time to time. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

(n) Registration Rights Parties. Notwithstanding anything herein to the contrary, no Registration Rights Party shall be entitled to participate in or demand any registration statement, exercise or benefit from any rights of a Holder, Initial Holder, Initiating Holder, Indemnified Holder or Majority Holder or otherwise hereunder, or receive any notice or notification under or in respect of this Agreement, nor shall the Company or any other

Holder, recognize the same, including for the avoidance of doubt, in the event of any amendment, modification or waiver hereto, unless and until such Registration Rights Party shall have signed this Agreement or identified itself to the Company and provided evidence reasonably satisfactory to the Company that it is a Registration Rights Party entitled to the rights and subject to the obligations hereunder. Any Registration Rights Party who has not executed this Agreement, or so identified itself and provided such evidence, shall be bound by any amendment, modification or waiver effective prior to the time it has done so.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DITECH HOLDING CORPORATION

By:	/s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: Senior Vice President and Treasurer

[Signature Page to Registration Rights Agreement – Company]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

By:	____________________________
Name:
Title: Address: Fax:

[Signature Page to Registration Rights Agreement – Initial Holders]

Schedule I

Canyon Balanced Master Fund, Ltd.

Canyon Blue Credit Investment Fund L.P.

Canyon Distressed Opportunity Investing Fund II, L.P.

Canyon Distressed Opportunity Master Fund II, L.P.

Canyon Value Realization Fund, L.P.

Canyon Value Realization MAC 18, Ltd.

Canyon-ASP Fund, L.P.

The Canyon Value Realization Master Fund, L.P.

Canyon-SL Value Fund, L.P.

Canyon-GRF Master Fund II, L.P.

Lion Point Master, LP

STS Master Fund, LTD.

CQS ABS Master Fund Limited

CQS Aiguille du Chardonnet MF S.C.A.SICAV-SIF

Omega Capital Partners, L.P.

Omega Capital Investors, L.P.

Omega Equity Investors, L.P.

Omega Overseas Partners, Ltd.

Omega Credit Opportunities Master Fund, L.P.

Oaktree High Yield Fund II, L.P.

Oaktree Global High Yield Bond Fund, L.P.

Los Angeles County Employees Retirement Association

Iowa Public Employees’ Retirement System

OCM High Yield Trust

Oaktree High Yield Bond Fund, L.P.

Retirement Annuity Plan for Employees of the Army and Air Force Exchange Service

Trust for Retiree Medical, Dental and Life Insurance Plan for Employees of the Army and Air Force Exchange Service

International Paper Company Commingled Investment Group Trust

San Francisco City and County Employees’ Retirement System

PG&E Corporation Retirement Master Trust

Oaktree (Lux.) Funds—Oaktree North American High Yield Bond Fund

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg

Universal-HP III

FCA US LLC Master Retirement Trust

Employees’ Retirement Fund of the City of Dallas

Pacific Gas and Electric Company Postretirement Medical Plan Trust Non-Management Employees and Retirees

Wespath Funds Trust

Automobile Club of Southern California

Interinsurance Exchange of the Automobile Club

Club Pension Plan Trust

Texas County & District Retirement System

State Teachers Retirement System of Ohio

Arch Reinsurance Ltd.

Central States, Southeast and Southwest Areas Pension Fund

Dow Retirement Group Trust

Sears Holdings Pension Trust

Barclays Multi-Manager Fund PLC

Automobile Club Inter-Insurance Exchange

Oaktree (Lux.) Funds—Oaktree Global High Yield Bond Fund

Exelon Corporation Pension Master Retirement Trust

Teachers’ Retirement System of the City of New York

New York City Police Pension Fund

New York City Employees’ Retirement System

RiverNorth/Oaktree High Income Fund

Monsanto Company Master Pension Trust

VantageTrust III Master Collective Investment Funds Trust—VT III Vantagepoint High Yield Fund

Oaktree Funds—Oaktree High Yield Bond Fund

Indiana Public Retirement System

The Salvation Army, An Illinois Corporation

Multi Manager Access II

White Fleet II—OCM Global High Yield Responsible Fund

Colony Insurance Company

Alaska Permanent Fund Corporation

General Organization for Social Insurance

San Diego County Employees’ Retirement Association